First Horizon Corporation's Momentum Continues with Strong First Quarter 2025 Results
Net Income Available to Common Shareholders of $213 Million with an EPS of $0.41, a $0.12 Increase from Prior Quarter; $217 Million or $0.42 on an Adjusted Basis, Down $0.01 from Prior Quarter*

MEMPHIS, TN (April 16, 2025) – First Horizon Corporation (NYSE: FHN or “First Horizon”) today reported first quarter net income available to common shareholders ("NIAC") of $213 million or earnings per share of $0.41, compared with fourth quarter 2024 NIAC of $158 million or earnings per share of $0.29. First quarter 2025 results were reduced by net $4 million after-tax, or $0.01 per share, of notable items compared with $71 million, or $0.13 per share, in fourth quarter 2024. Excluding notable items, adjusted first quarter 2025 NIAC was $217 million or $0.42 per share compared to $228 million or $0.43 per share in fourth quarter 2024.

"We are pleased to report strong performance as we begin 2025. Our commitment to delivering value to our shareholders through consistent returns is achieved by meeting client needs with tailored solutions, maintaining a strong associate culture, and supporting our communities with unwavering resolve," said President and CEO Bryan Jordan.

He continued, "Our business model prioritizes safety and soundness, profitability, and growth, equipping us to manage uncertainties and adapt to economic changes. For 161 years, First Horizon has demonstrated its ability to perform through diverse economic conditions and is well-positioned to achieve sustainable growth and continue delivering results that benefit our stakeholders for the long term."

Notable Items

Notable Items
Quarterly, Unaudited ($ in millions, except per share data)	1Q25	4Q24	1Q24
Summary of Notable Items:
Loss on AFS portfolio restructuring	$—	$(91)	$—
FDIC special assessment (other noninterest expense)	(1)	1	(10)
Other notable expenses	(5)	(3)	(5)
Total notable items (pre-tax)	$(6)	$(94)	$(15)
Total notable items (after-tax)	$(4)	$(71)	$(12)
Numbers may not total due to rounding.

First quarter notable items included $1 million of expense for the FDIC special assessment and a $5 million impact related to Visa derivative valuation expenses.

*References to "adjusted" results exclude notable items and, along with return on tangible common equity, tangible book value per share, and certain other financial measures, are non-GAAP financial measures. All references to loans include leases. All references to earnings per share are based on diluted shares. Please see page 4 for information on our use of non-GAAP measures and a reconciliation of these measures to GAAP beginning on page 20.

First Quarter 2025 versus Fourth Quarter 2024

Net interest income
Net interest income (FTE) increased $1 million to $634 million and net interest margin of 3.42% increased 9 basis points. Both changes were driven by a 38 basis point reduction in interest-bearing deposit costs and partially offset by the impact of lower loan yields and loan volumes.

Noninterest income
Noninterest income increased $82 million to $181 million, as fourth quarter 2024 contained a $91 million notable loss associated with an opportunistic restructuring of a portion of the securities portfolio. Adjusted noninterest income decreased by $9 million from fourth quarter 2024 as deferred compensation income was $4 million lower. Fixed income remained flat from prior quarter despite average daily revenue (ADR) reduction to $586k, as revenue from other products within that business increased. Typical fluctuation levels in brokerage, trust and insurance income and other noninterest income resulted in reductions of $3 million and $2 million, respectively.

Noninterest expense
Noninterest expense of $488 million decreased $21 million from the prior quarter. First quarter notable items included $1 million of expense for the FDIC special assessment and a $5 million impact related to Visa derivative valuation expenses. Adjusted noninterest expense of $482 million decreased $24 million, including $4 million lower deferred compensation. Personnel expense, excluding deferred compensation, was $9 million higher due to annual merit adjustments and incremental expense associated with performance award adjustments. Outside services declined by $8 million as completed technology projects drove lower vendor costs. Other noninterest expense decreased by $22 million reflecting reductions from 4Q24 expenses that included a $10 million charitable contribution as well as checking account promotion expenses.

Loans and leases
Average loan and lease balances of $61.6 billion represented a $773 million decline compared to the prior quarter, while period-end balances were $62.2 billion, decreasing $350 million from fourth quarter 2024. Loans to mortgage companies (LMC) saw typical seasonal reductions while CRE balances declined due to pay downs. Loan yields of 5.89% decreased 20 basis points driven by lower short-term rates following the rate cuts by the Federal Reserve in fourth quarter 2024.

Deposits
Average deposits of $64.5 billion decreased $1.6 billion from fourth quarter 2024, which included a pay down of $0.7 billion of brokered CDs. Period-end deposits of $64.2 billion declined $1.4 billion, driven by the pay-off of $0.6 billion of brokered CDs. Interest-bearing deposit cost of 2.72% decreased 38 basis points from the prior quarter, with a spot rate of approximately 2.70% at the end of the quarter.

Asset quality
Provision expense of $40 million increased $30 million from the previous quarter. Net charge-offs were $29 million or 19 basis points, up from $13 million or 8 basis points in prior quarter. Nonperforming loans of $609 million increased $8 million, with an increase in C&I partially offset by reductions in commercial and consumer real estate. The ACL to loans ratio increased from fourth quarter 2024 to 1.45%, driven by uncertainty in the economic outlook.

Capital
CET1 ratio was 10.9%, slightly down from fourth quarter 2024 as $360 million of excess capital was returned to shareholders through the share repurchase program.

Income taxes
The effective tax rate and the adjusted effective tax rate for first quarter 2025 were both 22.0%, compared with an effective tax rate of 19.3% and adjusted tax rate of 21.0% for fourth quarter 2024.

SUMMARY RESULTS
Quarterly, Unaudited

				1Q25 Change vs.
($s in millions, except per share and balance sheet data)	1Q25	4Q24	1Q24	4Q24			1Q24
				$/bp		%	$/bp		%
Income Statement
Interest income - taxable equivalent[1]	$1,017	$1,071	$1,076	$(54)		(5)%	$(59)		(5)%
Interest expense- taxable equivalent[1]	383	438	448	(55)		(13)	(65)		(14)
Net interest income- taxable equivalent	634	634	628	1		—	6		1
Less: Taxable-equivalent adjustment	3	4	4	—		(6)	—		(11)
Net interest income	631	630	625	1		—	7		1
Noninterest income	181	99	194	82		83	(13)		(7)
Total revenue	812	729	819	84		11	(7)		(1)
Noninterest expense	488	508	515	(21)		(4)	(27)		(5)
Pre-provision net revenue[3]	325	220	304	104		47	21		7
Provision for credit losses	40	10	50	30		NM	(10)		(20)
Income before income taxes	285	210	254	74		35	31		12
Provision for income taxes	63	41	57	22		54	5		10
Net income	222	170	197	52		31	25		13
Net income attributable to noncontrolling interest	4	4	5	—		(9)	(1)		(17)
Net income attributable to controlling interest	218	165	192	53		32	26		14
Preferred stock dividends	5	8	8	(3)		(34)	(3)		(37)
Net income available to common shareholders	$213	$158	$184	$55		35%	$29		16%

Adjusted net income[4]	$227	$240	$209	$(14)		(6)%	$17		8%
Adjusted net income available to common shareholders[4]	$217	$228	$195	$(11)		(5)%	$22		11%
Common stock information
EPS	$0.41	$0.29	$0.33	$0.12		41%	$0.08		24%
Adjusted EPS[4]	$0.42	$0.43	$0.35	$(0.01)		(2)%	$0.07		20%
Diluted shares[8]	523	534	558	(11)		(2)%	(34)		(6)%
Key performance metrics
Net interest margin[6]	3.42%	3.33%	3.37%	9	bp		5	bp
Efficiency ratio	60.06	61.98	62.92	(192)			(286)
Adjusted efficiency ratio[4]	59.09	61.43	60.78	(234)			(169)
Effective income tax rate	21.96	19.32	22.48	264			(52)
Return on average assets	1.11	0.82	0.97	29			14
Adjusted return on average assets[4]	1.14	1.17	1.03	(3)			11
Return on average common equity (“ROCE")	10.3	7.4	8.8	292			154
Return on average tangible common equity (“ROTCE”)[4]	12.8	9.2	11.0	364			186
Adjusted ROTCE[4]	13.1	13.3	11.6	(19)			143
Noninterest income as a % of total revenue	22.29	23.20	23.72	(91)			(143)
Adjusted noninterest income as a % of total revenue[4]	22.20%	23.10%	23.61%	(90)	bp		(141)	bp
Balance Sheet (billions)
Average loans	$61.6	$62.4	$61.2	$(0.8)		(1)%	$0.5		1%
Average deposits	64.5	66.1	65.4	(1.6)		(2)	(0.9)		(1)
Average assets	81.0	82.0	81.2	(1.0)		(1)	(0.3)		—
Average common equity	$8.4	$8.5	$8.4	$(0.1)		(1)%	$—		(1)%
Asset Quality Highlights
Allowance for credit losses to loans and leases[4]	1.45%	1.43%	1.40%	2	bp		5	bp
Nonperforming loan and leases ratio	0.98%	0.96%	0.82%	2	bp		16	bp
Net charge-off ratio	0.19%	0.08%	0.27%	11	bp		(8)	bp
Net charge-offs	$29	$13	$40	$16		119%	$(11)		(28)%
Capital Ratio Highlights (current quarter is an estimate)
Common Equity Tier 1	10.9%	11.2%	11.3%	(27)	bp		(38)	bp
Tier 1	12.0	12.2	12.3	(27)			(38)
Total Capital	13.7	13.9	13.9	(19)			(25)
Tier 1 leverage	10.5%	10.6%	10.8%	(15)	bp		(33)	bp
Numbers may not total due to rounding.
See footnote disclosures on page 19 and glossary of terms on page 25.

Forward-Looking Statements
This document contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, with respect to FHN's beliefs, plans, goals, expectations, and estimates. Forward-looking statements are not a representation of historical information, but instead pertain to future operations, strategies, financial results, or other developments. Forward-looking statements often use words such as “believe,” “expect,” “anticipate,” “intend,” “estimate,” “should,” “is likely,” “will,” “going forward,” and other similar expressions that indicate future events and trends. Forward-looking statements are necessarily based upon estimates and assumptions that are inherently subject to significant business, operational, economic, and competitive uncertainties and contingencies, many of which are beyond FHN’s control, and many of which, with respect to future business decisions and actions (including acquisitions and divestitures), are subject to change and could cause FHN’s actual future results and outcomes to differ materially from those contemplated or implied by forward-looking statements or historical performance. While there is no assurance that any list of uncertainties and contingencies is complete, examples of factors which could cause actual results to differ from those contemplated by forward-looking statements or historical performance include those mentioned: in this document; in Items 2.02 and 7.01 of FHN’s Current Report on Form 8-K to which this document has been furnished as an exhibit; in the forepart, and in Items 1, 1A, and 7, of FHN’s most recent Annual Report on Form 10-K; and in the forepart, and in Item 1A of Part II, of FHN’s Quarterly Report(s) on Form 10-Q filed after that Annual Report. Any forward-looking statements made by or on behalf of FHN speak only as of the date they are made, and FHN assumes no obligation to update or revise any forward-looking statements that are made in this document or in any other statement, release, report, or filing from time to time. Actual results could differ and expectations could change, possibly materially, because of one or more factors, including those factors listed in this document or the documents mentioned above, and other factors not listed.

Throughout this document, numbers may not total due to rounding, references to EPS are fully diluted, and capital ratios for the most recent quarter are estimates.

Use of non-GAAP Measures and Regulatory Measures that are not GAAP

Certain measures included in this report are “non-GAAP,” meaning they are not presented in accordance with generally accepted accounting principles in the U.S. and also are not codified in U.S. banking regulations currently applicable to FHN. Although other entities may use calculation methods that differ from those used by FHN for non-GAAP measures, FHN’s management believes such measures are relevant to understanding the financial condition, capital position, and financial results of FHN and its business segments. Non-GAAP measures are reported to FHN’s management and Board of Directors through various internal reports.

The non-GAAP measures presented in this earnings release are fully taxable equivalent measures, pre-provision net revenue ("PPNR"), return on average tangible common equity (“ROTCE”), tangible common equity (“TCE”) to tangible assets (“TA”), tangible book value ("TBV") per common share, and various consolidated and segment results and performance measures and ratios adjusted for notable items.

Presentation of regulatory measures, even those which are not GAAP, provides a meaningful base for comparability to other financial institutions subject to the same regulations as FHN, as demonstrated by their use by banking regulators in reviewing capital adequacy of financial institutions. Although not GAAP terms, these regulatory measures are not considered “non-GAAP” under U.S. financial reporting rules as long as their presentation conforms to regulatory standards. Regulatory measures used in this financial supplement include: common equity tier 1 capital ("CET1"), generally defined as common equity less goodwill, other intangibles, and certain other required regulatory deductions; tier 1 capital, generally defined as the sum of core capital (including common equity and instruments that cannot be redeemed at the option of the holder) adjusted for certain items under risk based capital regulations; and risk-weighted assets, which is a measure of total on- and off-balance sheet assets adjusted for credit and market risk, used to determine regulatory capital ratios.

Refer to the tabular reconciliation of non-GAAP to GAAP measures and presentation of the most comparable GAAP items, beginning on page 20.

Conference Call Information
Analysts, investors and interested parties may call toll-free starting at 8:15 a.m. CT on April 16, 2025 by dialing 1-833-470-1428 (if calling from the U.S.) or 404-975-4839 (if calling from outside the U.S) and entering access code 728634. The conference call will begin at 8:30 a.m. CT.

Participants can also opt to listen to the live audio webcast at https://ir.firsthorizon.com/events-and-presentations/default.aspx.

A replay of the call will be available beginning at noon CT on April 16 until midnight CT on April 30, 2025. To listen to the replay, dial 1-866-813-9403 (U.S. callers); the access code is 568167. A replay of the webcast will also be available on our website on April 16 and will be archived on the site for one year.

First Horizon Corp. (NYSE: FHN), with $81.5 billion in assets as of March 31, 2025, is a leading regional financial services company, dedicated to helping our clients, communities and associates unlock their full potential with capital and counsel. Headquartered in Memphis, TN, the banking subsidiary First Horizon Bank operates in 12 states across the southern U.S. The Company and its subsidiaries offer commercial, private banking, consumer, small business, wealth and trust management, retail brokerage, capital markets, fixed income, and mortgage banking services. First Horizon has been recognized as one of the nation's best employers by Fortune and Forbes magazines and a Top 10 Most Reputable U.S. Bank. More information is available at www.FirstHorizon.com.

Contact: Investor Relations - Tyler Craft - Tyler.Craft@firsthorizon.com
Media Relations - Beth Ardoin - Beth.Ardoin@firsthorizon.com

CONSOLIDATED INCOME STATEMENT
Quarterly, Unaudited

						1Q25 Change vs.
($s in millions, except per share data)	1Q25	4Q24	3Q24	2Q24	1Q24	4Q24		1Q24
						$	%	$	%
Interest income - taxable equivalent[1]	$1,017	$1,071	$1,123	$1,097	$1,076	$(54)	(5)%	$(59)	(5)%
Interest expense- taxable equivalent[1]	383	438	491	464	448	(55)	(13)	(65)	(14)
Net interest income- taxable equivalent	634	634	631	633	628	1	—	6	1
Less: Taxable-equivalent adjustment	3	4	4	4	4	—	(6)	—	(11)
Net interest income	631	630	627	629	625	1	—	7	1
Noninterest income:
Fixed income	49	49	47	40	52	—	—	(3)	(5)
Mortgage banking	8	8	9	10	9	1	7	—	(5)
Brokerage, trust, and insurance	38	41	39	38	36	(3)	(7)	2	6
Service charges and fees	52	53	59	58	57	—	—	(5)	(8)
Card and digital banking fees	18	19	19	20	19	(1)	(7)	(1)	(5)
Deferred compensation income[9]	(3)	1	6	3	9	(4)	NM	(11)	NM
Securities gains/(losses)	—	(91)	1	1	—	92	100	—	11
Other noninterest income	18	20	20	16	14	(2)	(8)	4	32
Total noninterest income	181	99	200	186	194	82	83	(13)	(7)
Total revenue	812	729	828	815	819	84	11	(7)	(1)
Noninterest expense:
Personnel expense:
Salaries and benefits	201	199	199	198	200	2	1	1	1
Incentives and commissions	81	76	76	79	92	5	6	(11)	(12)
Deferred compensation expense[9]	(3)	1	6	3	9	(4)	NM	(12)	NM
Total personnel expense	279	276	282	279	301	3	1	(22)	(7)
Occupancy and equipment[2]	78	76	73	72	72	2	2	6	9
Outside services	63	72	74	78	65	(8)	(12)	(2)	(3)
Amortization of intangible assets	10	11	11	11	11	(1)	(9)	(1)	(10)
Other noninterest expense	58	74	71	60	67	(16)	(21)	(9)	(13)
Total noninterest expense	488	508	511	500	515	(21)	(4)	(27)	(5)
Pre-provision net revenue[3]	325	220	316	315	304	104	47	21	7
Provision for credit losses	40	10	35	55	50	30	NM	(10)	(20)
Income before income taxes	285	210	281	260	254	74	35	31	12
Provision for income taxes	63	41	58	56	57	22	54	5	10
Net income	222	170	223	204	197	52	31	25	13
Net income attributable to noncontrolling interest	4	4	5	5	5	—	(9)	(1)	(17)
Net income attributable to controlling interest	218	165	218	199	192	53	32	26	14
Preferred stock dividends	5	8	5	15	8	(3)	(34)	(3)	(37)
Net income available to common shareholders	$213	$158	$213	$184	$184	$55	35%	$29	16%
Common Share Data
EPS	$0.41	$0.30	$0.40	$0.34	$0.33	$0.11	37%	$0.08	24%
Basic shares	517	528	534	544	555	(11)	(2)	(38)	(7)
Diluted EPS	$0.41	$0.29	$0.40	$0.34	$0.33	$0.12	41	$0.08	24
Diluted shares[8]	523	534	538	547	558	(11)	(2)%	(34)	(6)%

Effective tax rate	22.0%	19.3%	20.6%	21.5%	22.5%
Numbers may not total due to rounding.
See footnote disclosures on page 19 and glossary of terms on page 25.

ADJUSTED[4] FINANCIAL DATA - SEE NOTABLE ITEMS ON PAGE 8
Quarterly, Unaudited

						1Q25 Change vs.
($s in millions, except per share data)	1Q25	4Q24	3Q24	2Q24	1Q24	4Q24		1Q24
						$	%	$	%
Net interest income (FTE)[1]	$634	$634	$631	$633	$628	$1	—%	$6	1%
Adjusted noninterest income:
Fixed income	49	49	47	40	52	—	—	(3)	(5)
Mortgage banking	8	8	9	10	9	1	7	—	(5)
Brokerage, trust, and insurance	38	41	39	38	36	(3)	(7)	2	6
Service charges and fees	52	53	59	58	57	—	—	(5)	(8)
Card and digital banking fees	18	19	19	20	19	(1)	(7)	(1)	(5)
Deferred compensation income[9]	(3)	1	6	3	9	(4)	NM	(11)	NM
Adjusted securities gains/(losses)	—	—	1	1	—	—	NM	—	11%
Adjusted other noninterest income	18	20	20	16	14	(2)	(8)	4	32
Adjusted total noninterest income	$181	$190	$200	$186	$194	$(9)	(5)%	$(13)	(7)%
Total revenue (FTE)[1]	$816	$824	$832	$819	$823	$(8)	(1)%	$(7)	(1)%

Adjusted noninterest expense:
Adjusted personnel expense:
Adjusted salaries and benefits	$201	$199	$199	$198	$199	$2	1%	$2	1%
Adjusted Incentives and commissions	81	73	76	78	87	7	10	(6)	(7)
Deferred compensation expense[9]	(3)	1	6	3	9	(4)	NM	(12)	NM
Adjusted total personnel expense	279	274	281	279	295	5	2	(17)	(6)
Adjusted occupancy and equipment[2]	78	76	73	72	72	2	2	6	9
Adjusted outside services	63	71	73	75	65	(8)	(11)	(2)	(3)
Amortization of intangible assets	10	11	11	11	11	(1)	(9)	(1)	(10)
Adjusted other noninterest expense	52	74	59	58	57	(22)	(30)	(4)	(8)
Adjusted total noninterest expense	$482	$506	$497	$495	$500	$(24)	(5)%	$(18)	(4)%

Adjusted pre-provision net revenue[4]	$334	$318	$335	$324	$323	$16	5%	$11	3%

Provision for credit losses	$40	$10	$35	$55	$50	$30	NM	$(10)	(20)%

Adjusted net income available to common shareholders	$217	$228	$224	$195	$195	$(11)	(5)%	$22	11%

Adjusted Common Share Data
Adjusted diluted EPS	$0.42	$0.43	$0.42	$0.36	$0.35	$(0.01)	(2)%	$0.07	20%
Diluted shares[8]	523	534	538	547	558	(11)	(2)%	(34)	(6)%

Adjusted effective tax rate	22.0%	21.0%	20.8%	21.5%	22.5%
Adjusted ROTCE	13.1%	13.3%	13.2%	12.0%	11.6%
Adjusted efficiency ratio	59.1%	61.4%	59.9%	60.5%	60.8%
Numbers may not total due to rounding.
See footnote disclosures on page 19 and glossary of terms on page 25.

NOTABLE ITEMS
Quarterly, Unaudited

(In millions)	1Q25	4Q24	3Q24	2Q24	1Q24
Summary of Notable Items:
Loss on AFS portfolio restructuring	$—	$(91)	$—	$—	$—
FDIC special assessment (other noninterest expense)	(1)	1	2	(2)	(10)
Other notable expenses *	(5)	(3)	(17)	(3)	(5)
Total notable items (pre-tax)	$(6)	$(94)	$(14)	$(5)	$(15)
Tax-related notable items	$—	$—	$—	$—	$—
Preferred Stock Dividend **	$—	$—	$—	$(7)	$—
Numbers may not total due to rounding.
* 4Q24, 3Q24, 2Q24, and 1Q24 include $3 million, $2 million, $3 million, and $5 million of restructuring expenses; 1Q25 and 3Q24 include $5 million and $15 million of Visa derivative valuation expenses
** 2Q24 includes $7 million deemed dividends on the redemption of $100 million par value of Series D Preferred Stock.

IMPACT OF NOTABLE ITEMS:
Quarterly, Unaudited

($s in millions, except per share data)	1Q25	4Q24	3Q24	2Q24	1Q24
Impacts of Notable Items:
Noninterest income:
Securities (gains)/losses	$—	$91	$—	$—	$—
Total noninterest income	$—	$91	$—	$—	$—

Noninterest expense:
Personnel expenses:
Incentives and commissions	$—	$(2)	$—	$(1)	$(5)
Total personnel expenses	—	(2)	(1)	(1)	(5)
Outside services	—	(1)	(1)	(3)	—
Other noninterest expense	(6)	1	(13)	(2)	(10)
Total noninterest expense	$(6)	$(2)	$(14)	$(5)	$(15)
Income before income taxes	$6	$94	$14	$5	$15
Provision for income taxes	1	23	4	1	3
Preferred stock dividends *	—	—	—	(7)	—
Net income/(loss) available to common shareholders	$4	$71	$11	$11	$12
EPS impact of notable items	$0.01	$0.13	$0.02	$0.02	$0.02
Numbers may not total due to rounding.
*2Q24 includes $7 million deemed dividends on the redemption of $100 million par value of Series D Preferred Stock.

FINANCIAL RATIOS
Quarterly, Unaudited
						1Q25 Change vs.
	1Q25	4Q24	3Q24	2Q24	1Q24	4Q24			1Q24
FINANCIAL RATIOS						$/bp		%	$/bp		%
Net interest margin[6]	3.42%	3.33%	3.31%	3.38%	3.37%	9	bp		5	bp
Return on average assets	1.11%	0.82%	1.08%	1.00%	0.97%	29			14
Adjusted return on average assets[4]	1.14%	1.17%	1.13%	1.02%	1.03%	(3)			11
Return on average common equity (“ROCE”)	10.30%	7.38%	10.10%	8.98%	8.76%	292			154
Return on average tangible common equity (“ROTCE”)[4]	12.81%	9.17%	12.60%	11.29%	10.95%	364			186
Adjusted ROTCE[4]	13.08%	13.27%	13.24%	11.99%	11.65%	(19)			143
Noninterest income as a % of total revenue	22.29%	23.20%	24.06%	22.75%	23.72%	(91)			(143)
Adjusted noninterest income as a % of total revenue[4]	22.20%	23.10%	23.95%	22.64%	23.61%	(90)			(141)
Efficiency ratio	60.06%	61.98%	61.89%	61.44%	62.92%	(192)			(286)
Adjusted efficiency ratio[4]	59.09%	61.43%	59.86%	60.47%	60.78%	(234)			(169)
Allowance for credit losses to loans and leases[4]	1.45%	1.43%	1.44%	1.41%	1.40%	2			5

CAPITAL DATA
CET1 capital ratio*	10.9%	11.2%	11.2%	11.0%	11.3%	(27)	bp		(38)	bp
Tier 1 capital ratio*	12.0%	12.2%	12.2%	12.1%	12.3%	(27)	bp		(38)	bp
Total capital ratio*	13.7%	13.9%	13.9%	13.7%	13.9%	(19)	bp		(25)	bp
Tier 1 leverage ratio*	10.5%	10.6%	10.6%	10.6%	10.8%	(15)	bp		(33)	bp
Risk-weighted assets (“RWA”) (billions)*	$70.8	$71.1	$71.5	$71.9	$71.1	$(0.3)		—%	$(0.4)		(1)%
Total equity to total assets	11.10%	11.09%	11.27%	10.89%	11.21%	1	bp		(11)	bp
Tangible common equity/tangible assets (“TCE/TA”)[4]	8.37%	8.37%	8.56%	8.14%	8.33%	—	bp		4	bp
Period-end shares outstanding (millions)[8]	507	524	532	537	549	(17)		(3)%	(42)		(8)%
Cash dividends declared per common share	$0.15	$0.15	$0.15	$0.15	$0.15	$—		—%	$—		—%
Book value per common share	$16.40	$16.00	$16.15	$15.34	$15.23	$0.40		2%	$1.17		8%
Tangible book value per common share[4]	$13.17	$12.85	$13.02	$12.22	$12.16	$0.32		2%	$1.00		8%

SELECTED BALANCE SHEET DATA
Loans-to-deposit ratio (period-end balances)	96.90%	95.40%	93.80%	96.89%	93.93%	150	bp		297	bp
Loans-to-deposit ratio (average balances)	95.57%	94.44%	94.19%	95.49%	93.54%	113	bp		203	bp
Full-time equivalent associates	7,190	7,158	7,186	7,297	7,327	32		—%	(137)		(2)%
*Current quarter is an estimate.
See footnote disclosures on page 19 and glossary of terms on page 25.

CONSOLIDATED PERIOD-END BALANCE SHEET
Quarterly, Unaudited

						1Q25 Change vs.
(In millions)	1Q25	4Q24	3Q24	2Q24	1Q24	4Q24		1Q24
Assets:						$	%	$	%

Loans and leases:
Commercial, financial, and industrial (C&I)	$33,354	$33,428	$33,092	$33,452	$32,911	$(74)	—%	$443	1%
Commercial real estate	14,139	14,421	14,705	14,669	14,426	(282)	(2)	(287)	(2)
Total Commercial	47,493	47,849	47,797	48,121	47,337	(356)	(1)	156	—
Consumer real estate	14,089	14,047	13,961	13,909	13,645	42	—	444	3
Credit card and other[5]	633	670	688	751	771	(36)	(5)	(137)	(18)
Total Consumer	14,722	14,716	14,648	14,660	14,416	6	—	306	2
Loans and leases, net of unearned income	62,215	62,565	62,445	62,781	61,753	(350)	(1)	462	1
Loans held for sale	510	551	494	471	395	(41)	(7)	115	29
Investment securities	9,333	9,166	9,530	9,221	9,460	167	2	(127)	(1)
Trading securities	1,376	1,387	1,549	1,249	1,161	(11)	(1)	215	18
Interest-bearing deposits with banks	1,164	1,538	1,286	1,452	1,885	(373)	(24)	(720)	(38)
Federal funds sold and securities purchased under agreements to resell	728	631	1,008	487	817	97	15	(89)	(11)
Total interest earning assets	75,326	75,838	76,311	75,662	75,470	(512)	(1)	(144)	—
Cash and due from banks	915	906	1,028	969	749	10	1	166	22
Goodwill and other intangible assets, net	1,643	1,653	1,663	1,674	1,685	(10)	(1)	(42)	(3)
Premises and equipment, net	569	574	572	584	586	(6)	(1)	(18)	(3)
Allowance for loan and lease losses	(822)	(815)	(823)	(821)	(787)	(7)	(1)	(35)	(5)
Other assets	3,861	3,996	3,883	4,162	4,094	(135)	(3)	(234)	(6)
Total assets	$81,491	$82,152	$82,635	$82,230	$81,799	$(660)	(1)%	$(308)	—%

Liabilities and Shareholders' Equity:
Deposits:
Savings	$26,242	$26,695	$26,634	$25,437	$25,847	$(453)	(2)%	$394	2%
Time deposits	5,918	6,613	8,326	7,163	6,297	(695)	(11)	(379)	(6)
Other interest-bearing deposits	16,213	16,252	15,403	15,845	17,186	(39)	—	(973)	(6)
Total interest-bearing deposits	48,373	49,560	50,363	48,446	49,331	(1,187)	(2)	(958)	(2)
Trading liabilities	670	550	767	423	467	120	22	203	44
Federal funds purchased and securities sold under agreements to repurchase	2,572	2,355	1,910	2,572	2,137	217	9	435	20
Short-term borrowings	1,223	1,045	675	1,943	566	178	17	657	116
Term borrowings	1,691	1,195	1,202	1,175	1,165	496	41	526	45
Total interest-bearing liabilities	54,529	54,705	54,918	54,559	53,665	(176)	—	864	2
Noninterest-bearing deposits	15,835	16,021	16,212	16,348	16,410	(186)	(1)	(576)	(4)
Other liabilities	2,084	2,315	2,189	2,368	2,550	(231)	(10)	(466)	(18)
Total liabilities	72,447	73,041	73,318	73,275	72,626	(593)	(1)	(178)	—
Shareholders' Equity:
Preferred stock	426	426	426	426	520	—	—	(94)	(18)
Common stock	317	328	333	336	343	(11)	(3)	(26)	(8)
Capital surplus	4,472	4,809	4,947	5,007	5,214	(336)	(7)	(742)	(14)
Retained earnings	4,516	4,382	4,304	4,172	4,072	135	3	445	11
Accumulated other comprehensive loss, net	(983)	(1,128)	(989)	(1,281)	(1,271)	145	13	287	23
Combined shareholders' equity	8,749	8,816	9,021	8,660	8,878	(67)	(1)	(129)	(1)
Noncontrolling interest	295	295	295	295	295	—	—	—	—
Total shareholders' equity	9,044	9,111	9,316	8,955	9,173	(67)	(1)	(129)	(1)
Total liabilities and shareholders' equity	$81,491	$82,152	$82,635	$82,230	$81,799	$(660)	(1)%	$(308)	—%
Memo:
Total deposits	$64,208	$65,581	$66,575	$64,794	$65,741	$(1,373)	(2)%	$(1,533)	(2)%
Loans to mortgage companies	$3,369	$3,471	$3,244	$2,934	$2,366	$(101)	(3)%	$1,003	42%
Unfunded Loan Commitments:
Commercial	$17,974	$17,863	$18,180	$18,781	$19,996	$111	1%	$(2,022)	(10)%
Consumer	$4,190	$4,203	$4,281	$4,334	$4,383	$(13)	—%	$(193)	(4)%
Numbers may not total due to rounding. See footnote disclosures on page 19 and glossary of terms on page 25.

CONSOLIDATED AVERAGE BALANCE SHEET
Quarterly, Unaudited

						1Q25 Change vs.
(In millions)	1Q25	4Q24	3Q24	2Q24	1Q24	4Q24		1Q24
Assets:						$	%	$	%
Loans and leases:
Commercial, financial, and industrial (C&I)	$32,632	$33,107	$33,074	$32,909	$32,389	$(475)	(1)%	$243	1%
Commercial real estate	14,318	14,601	14,684	14,576	14,367	(283)	(2)	(49)	—
Total Commercial	46,951	47,709	47,758	47,485	46,756	(758)	(2)	195	—
Consumer real estate	14,046	14,008	13,935	13,783	13,615	37	—	430	3
Credit card and other[5]	649	701	720	761	781	(52)	(7)	(132)	(17)
Total Consumer	14,694	14,709	14,654	14,544	14,396	(15)	—	298	2
Loans and leases, net of unearned income	61,645	62,418	62,413	62,029	61,152	(773)	(1)	493	1
Loans held-for-sale	519	482	491	462	454	37	8	65	14
Investment securities	9,209	9,295	9,400	9,261	9,590	(86)	(1)	(381)	(4)
Trading securities	1,442	1,515	1,469	1,367	1,245	(73)	(5)	197	16
Interest-bearing deposits with banks	1,265	1,438	1,741	1,449	1,793	(173)	(12)	(528)	(29)
Federal funds sold and securities purchased under agreements to resell	713	594	607	676	544	119	20	169	31
Total interest earning assets	74,793	75,742	76,121	75,243	74,778	(949)	(1)	15	—
Cash and due from banks	886	911	905	904	948	(25)	(3)	(63)	(7)
Goodwill and other intangibles assets, net	1,648	1,658	1,669	1,680	1,691	(10)	(1)	(43)	(3)
Premises and equipment, net	570	571	578	585	587	(1)	—	(17)	(3)
Allowances for loan and lease losses	(827)	(821)	(827)	(810)	(789)	(6)	(1)	(38)	(5)
Other assets	3,896	3,889	3,921	4,120	4,028	6	—	(132)	(3)
Total assets	$80,965	$81,950	$82,366	$81,721	$81,243	$(985)	(1)%	$(279)	—%

Liabilities and shareholders' equity:
Deposits:
Savings	$26,544	$26,836	$26,062	$25,462	$25,390	$(292)	(1)%	$1,154	5%
Time deposits	6,329	7,407	8,167	6,683	6,628	(1,078)	(15)	(299)	(5)
Other interest-bearing deposits	16,096	15,726	15,923	16,484	16,735	371	2	(639)	(4)
Total interest-bearing deposits	48,970	49,969	50,153	48,629	48,753	(999)	(2)	217	—
Trading liabilities	692	578	576	605	462	115	20	231	50
Federal funds purchased and securities sold under agreements to repurchase	2,479	2,205	2,132	2,208	2,014	275	12	465	23
Short-term borrowings	681	441	884	1,267	537	240	55	144	27
Term borrowings	1,332	1,206	1,188	1,170	1,156	125	10	176	15
Total interest-bearing liabilities	54,154	54,398	54,931	53,879	52,921	(244)	—	1,233	2
Noninterest-bearing deposits	15,535	16,123	16,111	16,332	16,626	(589)	(4)	(1,091)	(7)
Other liabilities	2,165	2,213	2,196	2,561	2,445	(48)	(2)	(280)	(11)
Total liabilities	71,854	72,735	73,238	72,772	71,992	(881)	(1)	(139)	—
Shareholders' Equity:
Preferred stock	426	426	426	426	520	—	—	(94)	(18)
Common stock	323	330	334	340	347	(7)	(2)	(24)	(7)
Capital surplus	4,664	4,881	4,973	5,127	5,301	(217)	(4)	(637)	(12)
Retained earnings	4,468	4,382	4,254	4,122	4,028	86	2	440	11
Accumulated other comprehensive loss, net	(1,066)	(1,099)	(1,154)	(1,361)	(1,240)	33	3	175	14
Combined shareholders' equity	8,816	8,920	8,833	8,654	8,956	(104)	(1)	(140)	(2)
Noncontrolling interest	295	295	295	295	295	—	—	—	—
Total shareholders' equity	9,111	9,216	9,128	8,949	9,251	(104)	(1)	(140)	(2)
Total liabilities and shareholders' equity	$80,965	$81,950	$82,366	$81,721	$81,243	$(985)	(1)%	$(279)	—%
Memo:
Total deposits	$64,504	$66,092	$66,263	$64,960	$65,379	$(1,588)	(2)%	$(875)	(1)%
Loans to mortgage companies	$2,819	$3,283	$2,875	$2,440	$1,847	$(464)	(14)%	$972	53%
Numbers may not total due to rounding.
See footnote disclosures on page 19 and glossary of terms on page 25.

CONSOLIDATED NET INTEREST INCOME AND AVERAGE BALANCE SHEET: YIELDS AND RATES
Quarterly, Unaudited
											1Q25 Change vs.
	1Q25		4Q24		3Q24		2Q24		1Q24		4Q24			1Q24
(In millions, except rates)	Income/Expense	Rate	Income/Expense	Rate	Income/Expense	Rate	Income/Expense	Rate	Income/Expense	Rate	Income/Expense			Income/Expense
											$/bp		%	$/bp		%
Interest earning assets/Interest income:
Loans and leases, net of unearned income:
Commercial	$715	6.18%	$771	6.43%	$813	6.78%	$800	6.78%	$782	6.73%	$(56)		(7)%	$(68)		(9)%
Consumer	182	4.96	183	4.97	186	5.05	179	4.91	173	4.80	(2)		(1)	9		5
Loans and leases, net of unearned income	897	5.89	954	6.09	999	6.37	978	6.34	955	6.28	(57)		(6)	(58)		(6)
Loans held-for-sale	9	7.09	9	7.38	10	7.77	9	7.50	9	7.80	—		3	—		5
Investment securities	69	3.02	62	2.69	61	2.58	60	2.58	61	2.54	7		11	9		14
Trading securities	20	5.57	22	5.74	22	6.05	22	6.30	20	6.48	(2)		(8)	—		—
Interest-bearing deposits with banks	14	4.44	17	4.77	24	5.40	20	5.46	24	5.46	(3)		(20)	(11)		(43)
Federal funds sold and securities purchased under agreements	7	4.24	7	4.46	8	5.23	9	5.31	7	5.16	1		12	—		7
Interest income	$1,017	5.50%	$1,071	5.63%	$1,123	5.88%	$1,097	5.86%	$1,076	5.78%	$(54)		(5)%	$(59)		(5)%

Interest bearing liabilities/Interest expense:
Interest-bearing deposits:
Savings	$175	2.67%	$210	3.11%	$225	3.43%	$208	3.29%	$206	3.27%	$(35)		(17)%	$(31)		(15)%
Time deposits	62	4.00	81	4.35	95	4.63	74	4.45	73	4.42	(19)		(23)	(10)		(14)
Other interest-bearing deposits	92	2.31	99	2.49	114	2.85	117	2.86	119	2.86	(7)		(7)	(27)		(23)
Total interest-bearing deposits	329	2.72	389	3.10	434	3.44	399	3.30	398	3.28	(60)		(15)	(69)		(17)
Trading liabilities	7	4.29	6	4.01	6	4.13	7	4.46	5	4.31	1		26	2		48
Federal funds purchased and securities sold under agreements to repurchase	21	3.47	21	3.72	23	4.20	24	4.36	21	4.24	1		3	—		—
Short-term borrowings	7	4.40	5	4.75	12	5.52	17	5.48	7	5.43	2		41	—		2
Term borrowings	18	5.41	17	5.52	17	5.64	17	5.64	17	5.71	1		8	2		9
Interest expense	383	2.87	438	3.20	491	3.56	464	3.46	448	3.40	(55)		(13)	(65)		(14)
Net interest income - tax equivalent basis	634	2.63	634	2.43	631	2.32	633	2.40	628	2.38	1		—	6		1
Fully taxable equivalent adjustment	(3)	0.79	(4)	0.90	(4)	0.99	(4)	0.98	(4)	0.99	—		6	—		11
Net interest income	$631	3.42%	$630	3.33%	$627	3.31%	$629	3.38%	$625	3.37%	$1		—%	$7		1%

Memo:
Total loan yield		5.89%		6.09%		6.37%		6.34%		6.28%	(20)	bp		(39)	bp
Total deposit cost		2.07%		2.34%		2.61%		2.47%		2.45%	(27)	bp		(38)	bp
Total funding cost		2.23%		2.47%		2.75%		2.66%		2.59%	(24)	bp		(36)	bp
Average loans and leases, net of unearned income	$61,645		$62,418		$62,413		$62,029		$61,152		$(773)		(1)%	$493		1%
Average deposits	64,504		66,092		66,263		64,960		65,379		(1,588)		(2)%	(875)		(1)%
Average funded liabilities	69,689		70,521		71,042		70,210		69,547		$(833)		(1)%	$141		—%
Net interest income and yields are adjusted to a fully taxable equivalent (“FTE”) basis assuming a statutory federal income tax of 21 percent and, where applicable, state income taxes.
Earning assets yields are expressed net of unearned income.
Loan yields include loan fees, cash basis interest income, and loans on nonaccrual status.
Numbers may not total due to rounding.
See footnote disclosures on page 19 and glossary of terms on page 25.

CONSOLIDATED NONPERFORMING LOANS AND LEASES ("NPL")
Quarterly, Unaudited

	As of					1Q25 change vs.
(In millions, except ratio data)	1Q25	4Q24	3Q24	2Q24	1Q24	4Q24		1Q24
						$	%	$	%
Nonperforming loans and leases
Commercial, financial, and industrial (C&I)	$195	$173	$190	$167	$206	$21	12%	$(12)	(6)%
Commercial real estate	284	294	259	261	157	(10)	(3)	127	81
Consumer real estate	129	133	128	143	140	(4)	(3)	(10)	(7)
Credit card and other[5]	1	2	1	2	2	—	(19)	—	(21)
Total nonperforming loans and leases	$609	$602	$578	$574	$505	$8	1%	$105	21%

Asset Quality Ratio
Nonperforming loans and leases to loans and leases
Commercial, financial, and industrial (C&I)	0.58%	0.52%	0.57%	0.50%	0.63%
Commercial real estate	2.01	2.04	1.76	1.78	1.09
Consumer real estate	0.92	0.95	0.92	1.03	1.02
Credit card and other[5]	0.19	0.23	0.20	0.25	0.20
Total nonperforming loans and leases to loans and leases	0.98%	0.96%	0.92%	0.91%	0.82%
Numbers may not total due to rounding.
See footnote disclosures on page 19 and glossary of terms on page 25.

CONSOLIDATED LOANS AND LEASES 90 DAYS OR MORE PAST DUE AND ACCRUING
Quarterly, Unaudited

	As of					1Q25 change vs.
(In millions)	1Q25	4Q24	3Q24	2Q24	1Q24	4Q24		1Q24
						$	%	$	%
Loans and leases 90 days or more past due and accruing
Commercial, financial, and industrial (C&I)	$1	$1	$1	$—	$—	$—	(10)%	$—	41%
Commercial real estate	—	—	—	—	—	—	NM	—	NM
Consumer real estate	7	19	13	3	6	(13)	(65)	1	10
Credit card and other[5]	—	1	3	2	3	(1)	(77)	(3)	(90)
Total loans and leases 90 days or more past due and accruing	$8	$21	$17	$6	$10	$(14)	(64)%	$(2)	(20)%
Numbers may not total due to rounding.
See footnote disclosures on page 19 and glossary of terms on page 25.

CONSOLIDATED NET CHARGE-OFFS (RECOVERIES)
Quarterly, Unaudited

	As of					1Q25 change vs.
(In millions, except ratio data)	1Q25	4Q24	3Q24	2Q24	1Q24	4Q24		1Q24
Charge-off, Recoveries and Related Ratios						$	%	$	%
Gross Charge-offs
Commercial, financial, and industrial (C&I)	$34	$13	$12	$24	$28	$21	NM	$6	22%
Commercial real estate	3	9	15	19	12	(7)	(72)	(10)	(79)
Consumer real estate	—	1	1	1	—	—	(46)	—	(14)
Credit card and other[5]	4	6	5	5	6	(2)	(36)	(2)	(31)
Total gross charge-offs	$41	$29	$33	$49	$46	$12	42%	$(6)	(12)%
Gross Recoveries
Commercial, financial, and industrial (C&I)	$(6)	$(12)	$(4)	$(11)	$(3)	$6	51%	$(3)	(105)%
Commercial real estate	(3)	—	(1)	—	—	(3)	NM	(3)	NM
Consumer real estate	(1)	(2)	(3)	(2)	(1)	1	50	—	15
Credit card and other[5]	(1)	(1)	(1)	(1)	(2)	—	(15)	—	24
Total gross recoveries	$(12)	$(15)	$(9)	$(15)	$(6)	$4	25%	$(6)	(93)%
Net Charge-offs (Recoveries)
Commercial, financial, and industrial (C&I)	$28	$1	$8	$13	$25	$27	NM	$3	12%
Commercial real estate	(1)	9	14	19	12	(10)	(108)	(13)	(106)
Consumer real estate	(1)	(2)	(2)	(1)	(1)	1	52	—	16
Credit card and other[5]	3	5	3	3	4	(2)	(48)	(1)	(33)
Total net charge-offs	$29	$13	$24	$34	$40	$16	119%	$(11)	(28)%

Annualized Net Charge-off (Recovery) Rates
Commercial, financial, and industrial (C&I)	0.35%	0.01%	0.10%	0.16%	0.31%
Commercial real estate	(0.02)	0.25	0.39	0.53	0.35
Consumer real estate	(0.02)	(0.05)	(0.05)	(0.04)	(0.03)
Credit card and other[5]	1.60	2.78	1.92	1.79	1.98
Total loans and leases	0.19%	0.08%	0.15%	0.22%	0.27%
Numbers may not total due to rounding.
See footnote disclosures on page 19 and glossary of terms on page 25.

CONSOLIDATED ALLOWANCE FOR LOAN AND LEASE LOSSES AND RESERVE FOR UNFUNDED COMMITMENTS
Quarterly, Unaudited

	As of					1Q25 Change vs.
(In millions)	1Q25	4Q24	3Q24	2Q24	1Q24	4Q24		1Q24
Summary of Changes in the Components of the Allowance For Credit Losses						$	%	$	%
Allowance for loan and lease losses - beginning	$815	$823	$821	$787	$773	$(7)	(1)%	$42	5%
Charge-offs:
Commercial, financial, and industrial (C&I)	(34)	(13)	(12)	(24)	(28)	(21)	NM	(6)	(22)
Commercial real estate	(3)	(9)	(15)	(19)	(12)	7	72	10	79
Consumer real estate	—	(1)	(1)	(1)	—	—	46	—	14
Credit card and other[5]	(4)	(6)	(5)	(5)	(6)	2	36	2	31
Total charge-offs	(41)	(29)	(33)	(49)	(46)	(12)	(42)	6	12
Recoveries:
Commercial, financial, and industrial (C&I)	6	12	4	11	3	(6)	(51)	3	105
Commercial real estate	3	—	1	—	—	3	NM	3	NM
Consumer real estate	1	2	3	2	1	(1)	(50)	—	(15)
Credit card and other[5]	1	1	1	1	2	—	15	—	(24)
Total Recoveries	12	15	9	15	6	(4)	(25)	6	93
Provision for loan and lease losses:
Commercial, financial, and industrial (C&I)	28	(5)	15	9	34	33	NM	(5)	(16)
Commercial real estate	(2)	18	11	59	21	(20)	(113)	(23)	(111)
Consumer real estate	8	(10)	(3)	(1)	(3)	18	NM	11	NM
Credit card and other[5]	2	4	2	—	3	(1)	(37)	—	(15)
Total provision for loan and lease losses:	36	6	26	68	54	30	NM	(18)	(33)
Allowance for loan and lease losses - ending	$822	$815	$823	$821	$787	$8	1%	$35	5%

Reserve for unfunded commitments - beginning	$79	$75	$66	$79	$83	$4	5%	$(4)	(5)%
Provision for unfunded commitments	4	4	9	(13)	(4)	—	—	8	NM
Reserve for unfunded commitments - ending	$83	$79	$75	$66	$79	$4	5%	$4	5%
Total allowance for credit losses- ending	$905	$894	$897	$887	$865	$11	1%	$39	5%
Numbers may not total due to rounding.
See footnote disclosures on page 19 and glossary of terms on page 25.

CONSOLIDATED ASSET QUALITY RATIOS - ALLOWANCE FOR LOAN AND LEASE LOSSES
Quarterly, Unaudited

	As of
	1Q25	4Q24	3Q24	2Q24	1Q24

Allowance for loans and lease losses to loans and leases
Commercial, financial, and industrial (C&I)	1.04%	1.03%	1.06%	1.03%	1.06%
Commercial real estate	1.59%	1.57%	1.48%	1.51%	1.26%
Consumer real estate	1.63%	1.57%	1.65%	1.66%	1.69%
Credit card and other[5]	3.41%	3.28%	3.39%	3.26%	3.57%
Total allowance for loans and lease losses to loans and leases	1.32%	1.30%	1.32%	1.31%	1.27%
Allowance for loans and lease losses to nonperforming loans and leases
Commercial, financial, and industrial (C&I)	178%	199%	185%	205%	168%
Commercial real estate	79%	77%	84%	85%	115%
Consumer real estate	178%	167%	180%	161%	165%
Credit card and other[5]	1,752%	1,438%	1,672%	1,295%	1,766%
Total allowance for loans and lease losses to nonperforming loans and leases	135%	136%	142%	143%	156%

Allowance for credit losses ratios
Total allowance for credit losses to loans and leases[4]	1.45%	1.43%	1.44%	1.41%	1.40%
Total allowance for credit losses to nonperforming loans and leases[4]	148%	149%	155%	155%	171%
See footnote disclosures on page 19 and glossary of terms on page 25.

COMMERCIAL, CONSUMER, AND WEALTH
Quarterly, Unaudited

						1Q25 Change vs.
	1Q25	4Q24	3Q24	2Q24	1Q24	4Q24			1Q24
						$/bp		%	$/bp		%
Income Statement (millions)
Net interest income	$624	$635	$634	$637	$625	$(11)		(2)%	$(2)		—%
Noninterest income	110	116	119	115	110	(6)		(5)	—		—
Total revenue	734	751	754	752	736	(17)		(2)	(2)		—
Noninterest expense	343	361	352	357	347	(19)		(5)	(4)		(1)
Pre-provision net revenue[3]	391	390	402	395	388	1		—	2		1
Provision for credit losses	38	15	42	56	44	23		NM	(6)		(14)
Income before income tax expense	353	375	359	339	344	(22)		(6)	9		2
Income tax expense	84	89	85	79	81	(5)		(6)	3		3
Net income	$269	$286	$274	$259	$263	$(17)		(6)%	$6		2%

Average Balances (billions)
Total loans and leases	$56.2	$56.5	$56.9	$56.9	$56.5	$(0.3)		(1)%	$(0.3)		(1)%
Interest-earning assets	56.2	56.5	56.9	56.9	56.5	(0.3)		(1)	(0.4)		(1)
Total assets	58.7	59.1	59.5	59.7	59.3	(0.4)		(1)	(0.6)		(1)
Total deposits	59.1	59.9	59.7	59.5	60.0	(0.7)		(1)	(0.8)		(1)

Key Metrics
Net interest margin[6]	4.52%	4.49%	4.46%	4.53%	4.47%	3	bp		5	bp
Efficiency ratio	46.75%	48.13%	46.67%	47.46%	47.21%	(138)	bp		(46)	bp
Loans-to-deposits ratio (period-end balances)	94.28%	94.14%	94.41%	96.62%	93.69%	14	bp		59	bp
Loans-to-deposits ratio (average-end balances)	94.99%	94.30%	95.26%	95.54%	94.24%	69	bp		75	bp
Return on average assets (annualized)	1.86%	1.92%	1.83%	1.75%	1.78%	(6)	bp		8	bp
Return on allocated equity[7]	21.54%	22.39%	21.60%	20.81%	21.27%	(85)	bp		27	bp
Financial center locations	414	416	416	418	418	(2)			(4)
Numbers may not total due to rounding.
Certain previously reported amounts have been reclassified to agree with current presentation.
See footnote disclosures on page 19 and glossary of terms on page 25.

Commercial, Consumer, and Wealth segment: Offers financial products and services, including traditional lending and deposit taking, to commercial and consumer clients primarily in the southern U.S. and other selected markets. Commercial, Consumer & Wealth also consists of lines of business that deliver product offerings and services with niche industry knowledge including asset-based lending, commercial real estate, equipment finance/leasing, energy, international banking, healthcare, and transportation and logistics. Additionally, Commercial, Consumer & Wealth provides investment, wealth management, financial planning, trust and asset management services for consumer clients as well as delivering treasury management solutions, loan syndications, and corporate banking services.

WHOLESALE
Quarterly, Unaudited

						1Q25 Change vs.
	1Q25	4Q24	3Q24	2Q24	1Q24	4Q24			1Q24
						$/bp		%	$/bp		%
Income Statement (millions)
Net interest income	$50	$54	$52	$46	$42	$(4)		(8)%	$8		19%
Noninterest income	59	58	57	53	62	1		2	(2)		(4)
Total revenue	109	112	108	100	103	(3)		(3)	6		6
Noninterest expense	77	76	75	73	75	1		1	2		2
Pre-provision net revenue[3]	32	36	33	27	29	(4)		(11)	4		14
Provision for credit losses	3	1	(7)	1	7	2		NM	(4)		(54)
Income before income tax expense	29	35	40	26	21	(6)		(17)	8		36
Income tax expense	7	8	10	6	5	(1)		(17)	2		35
Net income	$22	$27	$30	$20	$16	$(4)		(17)%	$6		36%

Average Balances (billions)
Total loans and leases	$5.0	$5.5	$5.1	$4.7	$4.2	$(0.5)		(9)%	$0.9		21%
Interest-earning assets	7.8	8.2	7.7	7.3	6.4	(0.4)		(5)	1.4		21
Total assets	8.5	8.9	8.4	8.0	7.1	(0.4)		(4)	1.3		19
Total deposits	2.0	2.0	1.9	1.8	1.8	—		1	0.2		10

Key Metrics
Fixed income product average daily revenue (thousands)	$586	$659	$593	$488	$731	$(73)		(11)%	$(145)		(20)%
Net interest margin[6]	2.59%	2.64%	2.67%	2.57%	2.61%	(5)	bp		(2)	bp
Efficiency ratio	70.29%	67.66%	69.62%	72.79%	72.40%	263	bp		(211)	bp
Loans-to-deposits ratio (period-end balances)	288%	305%	281%	279%	264%	(1,691)	bp		2,385	bp
Loans-to-deposits ratio (average-end balances)	252%	278%	273%	260%	229%	(2,603)	bp		2,316	bp
Return on average assets (annualized)	1.06%	1.19%	1.43%	0.99%	0.91%	(13)	bp		15	bp
Return on allocated equity[7]	16.14%	19.00%	21.36%	14.35%	12.08%	(286)	bp		406	bp
Numbers may not total due to rounding.
Certain previously reported amounts have been reclassified to agree with current presentation.
See footnote disclosures on page 19 and glossary of terms on page 25.

Wholesale segment: Consists of lines of business that deliver product offerings and services with differentiated industry knowledge. Wholesale’s lines of business include mortgage warehouse lending, franchise finance, correspondent banking, and mortgage. Additionally, Wholesale has a line of business focused on fixed income securities sales, trading, underwriting, and strategies for institutional clients in the U.S. and abroad, as well as loan sales, portfolio advisory services, and derivative sales.

CORPORATE
Quarterly, Unaudited

						1Q25 Change vs.
	1Q25	4Q24	3Q24	2Q24	1Q24	4Q24		1Q24
						$	%	$	%
Income Statement (millions)
Net interest income/(expense)	$(42)	$(59)	$(59)	$(55)	$(42)	$17	28%	$—	—%
Noninterest income	12	(75)	25	17	22	87	116	(10)	(47)
Total revenues	(30)	(134)	(34)	(37)	(20)	104	77	(10)	(51)
Noninterest expense	68	71	84	70	93	(3)	(4)	(25)	(27)
Pre-provision net revenue[3]	(98)	(205)	(118)	(108)	(113)	107	52	15	13
Provision for credit losses	(1)	(6)	—	(3)	(1)	5	80	—	(1)
Income before income tax expense	(97)	(199)	(118)	(105)	(112)	102	51	15	13
Income tax expense (benefit)	(28)	(57)	(37)	(30)	(29)	28	50	1	4
Net income/(loss)	$(69)	$(143)	$(81)	$(75)	$(83)	$74	52%	$14	16%

Average Balance Sheet (billions)
Interest bearing assets	$10.8	$11.1	$11.5	$11.1	$11.8	$(0.3)	(2)%	$(1.0)	(8)%
Total assets	13.8	14.0	14.4	14.0	14.7	(0.2)	(2)	(1.0)	(7)
Numbers may not total due to rounding.
Certain previously reported amounts have been reclassified to agree with current presentation.

Corporate segment: Consists primarily of corporate support functions including risk management, audit, accounting, finance, executive office, and corporate communications. Shared support services such as human resources, marketing, properties, technology, credit risk and bank operations are allocated to the activities of Commercial, Consumer & Wealth, Wholesale and Corporate. Additionally, the Corporate segment includes centralized management of capital and funding to support the business activities of the company including management of balance sheet funding, liquidity, and capital management and allocation. The Corporate segment also includes the revenue and expense associated with run-off businesses such as pre-2009 mortgage banking elements, run-off consumer and trust preferred loan portfolios, and other exited businesses.

FOOTNOTES
1 Taxable equivalent interest income and interest expense are non-GAAP measures and are reconciled to net interest income (GAAP) in the table.
2 Occupancy and Equipment expense includes Computer Software Expense.
3 Pre-provision net revenue is a non-GAAP measure and is reconciled to income before income taxes (GAAP) in the table.
4 Represents a non-GAAP measure and is reconciled to the nearest GAAP measure in the non-GAAP to GAAP reconciliations beginning on page 20.
5 Credit card and other includes $168 million of commercial credit card balances at March 31, 2025.
6 Net interest margin is computed using total NII adjusted for FTE assuming a statutory federal income tax rate of 21 percent and, where applicable, state taxes.
7 Segment equity is allocated based on an internal allocation methodology.
8 Share count for all periods shown was impacted by share repurchases.
9 Balance fluctuates based on market conditions. 1Q25 decrease driven by equity market valuations.

CONSOLIDATED NON-GAAP TO GAAP RECONCILIATION
Quarterly, Unaudited

($s in millions, except per share data)	1Q25	4Q24	3Q24	2Q24	1Q24

Tangible Common Equity (Non-GAAP)
(A) Total equity (GAAP)	$9,044	$9,111	$9,316	$8,955	$9,173
Less: Noncontrolling interest (a)	295	295	295	295	295
Less: Preferred stock (a)	426	426	426	426	520
(B) Total common equity	$8,322	$8,389	$8,595	$8,234	$8,358
Less: Intangible assets (GAAP) (b)	1,643	1,653	1,663	1,674	1,685
(C) Tangible common equity (Non-GAAP)	$6,680	$6,737	$6,931	$6,560	$6,673

Tangible Assets (Non-GAAP)
(D) Total assets (GAAP)	$81,491	$82,152	$82,635	$82,230	$81,799
Less: Intangible assets (GAAP) (b)	1,643	1,653	1,663	1,674	1,685
(E) Tangible assets (Non-GAAP)	$79,849	$80,499	$80,971	$80,556	$80,114

Period-end Shares Outstanding
(F) Period-end shares outstanding	507	524	532	537	549

Ratios
(A)/(D) Total equity to total assets (GAAP)	11.10%	11.09%	11.27%	10.89%	11.21%
(C)/(E) Tangible common equity to tangible assets (“TCE/TA”) (Non-GAAP)	8.37%	8.37%	8.56%	8.14%	8.33%
(B)/(F) Book value per common share (GAAP)	$16.40	$16.00	$16.15	$15.34	$15.23
(C)/(F) Tangible book value per common share (Non-GAAP)	$13.17	$12.85	$13.02	$12.22	$12.16
(a)     Included in Total equity on the Consolidated Balance Sheet.
(b)     Includes goodwill and other intangible assets, net of amortization.
Numbers may not total due to rounding.

CONSOLIDATED NON-GAAP TO GAAP RECONCILIATION
Quarterly, Unaudited

($s in millions, except per share data)		1Q25	4Q24	3Q24	2Q24	1Q24

Adjusted Diluted EPS
Net income available to common shareholders ("NIAC") (GAAP)	a	$213	$158	$213	$184	$184
Plus Total notable items (after-tax) (Non-GAAP) (a)		$4	$71	$11	$11	$12
Adjusted net income available to common shareholders (Non-GAAP)	b	$217	$228	$224	$195	$196

Diluted Shares (GAAP)[8]	c	523	534	538	547	558

Diluted EPS (GAAP)	a/c	$0.41	$0.29	$0.40	$0.34	$0.33
Adjusted diluted EPS (Non-GAAP)	b/c	$0.42	$0.43	$0.42	$0.36	$0.35

Adjusted Net Income ("NI") and Adjusted Return on Assets ("ROA")
Net Income ("NI") (GAAP)		$222	$170	$223	$204	$197
Plus Relevant notable items (after-tax) (Non-GAAP) (a)		$4	$71	$11	$4	$12
Adjusted NI (Non-GAAP)		$227	$240	$234	$208	$209

NI (annualized) (GAAP)	d	$901	$675	$889	$820	$791
Adjusted NI (annualized) (Non-GAAP)	e	$919	$956	$932	$836	$838

Average assets (GAAP)	f	$80,965	$81,950	$82,366	$81,721	$81,243

ROA (GAAP)	d/f	1.11%	0.82%	1.08%	1.00%	0.97%
Adjusted ROA (Non-GAAP)	e/f	1.14%	1.17%	1.13%	1.02%	1.03%

Return on Average Common Equity ("ROCE")/ Return on Average Tangible Common Equity ("ROTCE")/ Adjusted ROTCE
Net income available to common shareholders ("NIAC") (annualized) (GAAP)	g	$864	$627	$849	$739	$739
Adjusted Net income available to common shareholders (annualized) (Non-GAAP)	h	$882	$907	$892	$785	$787

Average Common Equity (GAAP)	i	$8,389	$8,494	$8,407	$8,228	$8,436
Intangible Assets (GAAP) (b)		1,648	1,658	1,669	1,680	1,691
Average Tangible Common Equity (Non-GAAP)	j	$6,742	$6,836	$6,738	$6,548	$6,745

ROCE (GAAP)	g/i	10.30%	7.38%	10.10%	8.98%	8.76%
ROTCE (Non-GAAP)	g/j	12.81%	9.17%	12.60%	11.29%	10.95%
Adjusted ROTCE (Non-GAAP)	h/j	13.08%	13.27%	13.24%	11.99%	11.65%
(a)     Adjusted for those notable items relevant to the amount being adjusted, as detailed on page 8.
(b)     Includes goodwill and other intangible assets, net of amortization.
Numbers may not total due to rounding.

CONSOLIDATED NON-GAAP TO GAAP RECONCILIATION
Quarterly, Unaudited

(In millions)		1Q25	4Q24	3Q24	2Q24	1Q24

Adjusted Noninterest Income as a % of Total Revenue
Noninterest income (GAAP)	k	$181	$99	$200	$186	$194
Plus notable items (pretax) (GAAP) (a)		—	91	—	—	—
Adjusted noninterest income (Non-GAAP)	l	$181	$190	$200	$186	$194

Revenue (GAAP)	m	$812	$729	$828	$815	$819
Taxable-equivalent adjustment		3	4	4	4	4
Revenue- Taxable-equivalent (Non-GAAP)		816	732	832	819	823
Plus notable items (pretax) (GAAP) (a)		—	91	—	—	—
Adjusted revenue (Non-GAAP)	n	$816	$824	$832	$819	$823

Securities gains/(losses) (GAAP)	o	$—	$(91)	$1	$1	$—

Noninterest income as a % of total revenue (GAAP)	(k-o)/ (m-o)	22.29%	23.20%	24.06%	22.75%	23.72%
Adjusted noninterest income as a % of total revenue (Non-GAAP)	l/n	22.20%	23.10%	23.95%	22.64%	23.61%

Adjusted Efficiency Ratio
Noninterest expense (GAAP)	p	$488	$508	$511	$500	$515
Plus notable items (pretax) (GAAP) (a)		$(6)	$(2)	$(14)	$(5)	$(15)
Adjusted noninterest expense (Non-GAAP)	q	$482	$506	$497	$495	$500

Revenue (GAAP)	r	$812	$729	$828	$815	$819
Taxable-equivalent adjustment		3	4	4	4	4
Revenue- Taxable-equivalent (Non-GAAP)		816	732	832	819	823
Plus notable items (pretax) (GAAP) (a)		—	91	—	—	—
Adjusted revenue (Non-GAAP)	s	$816	$824	$832	$819	$823

Securities gains/(losses) (GAAP)	t	$—	$(91)	$1	$1	$—

Efficiency ratio (GAAP)	p/ (r-t)	60.06%	61.98%	61.89%	61.44%	62.92%
Adjusted efficiency ratio (Non-GAAP)	q/s	59.09%	61.43%	59.86%	60.47%	60.78%
(a)     Adjusted for those notable items relevant to the amount being adjusted, as detailed on page 8.
(b)     Includes goodwill and other intangible assets, net of amortization.
Numbers may not total due to rounding.

CONSOLIDATED NON-GAAP TO GAAP RECONCILIATION
Quarterly, Unaudited

($s in millions)

	Period-end				Average
	1Q25	4Q24	1Q25 vs. 4Q24		1Q25	4Q24	1Q25 vs. 4Q24
Loans excluding LMC
Total Loans (GAAP)	$62,215	$62,565	$(350)	(1)%	$61,645	$62,418	$(773)	(1)%
LMC (GAAP)	3,369	3,471	(101)	(3)%	2,819	3,283	(464)	(14)%
Total Loans excl. LMC (Non-GAAP)	58,846	59,095	(249)	—%	58,826	59,135	(309)	(1)%
Total Consumer (GAAP)	14,722	14,716	6	—%	14,694	14,709	(15)	—%
Total Commercial excl. LMC (Non-GAAP)	44,124	44,378	(255)	(1)%	44,132	44,426	(294)	(1)%
Total CRE (GAAP)	14,139	14,421	(282)	(2)%	14,318	14,601	(283)	(2)%
Total C&I excl. LMC (Non-GAAP)	$29,985	$29,957	$27	—%	$29,814	$29,825	(11)	—%
Numbers may not total due to rounding.

		1Q25	4Q24	3Q24	2Q24	1Q24
Allowance for credit losses to loans and leases and Allowance for credit losses to nonperforming loans and leases
Allowance for loan and lease losses (GAAP)	A	$822	$815	$823	$821	$787
Reserve for unfunded commitments (GAAP)		83	79	75	66	79
Allowance for credit losses (Non-GAAP)	B	$905	$894	$897	$887	$865

Loans and leases (GAAP)	C	$62,215	$62,565	$62,445	$62,781	$61,753
Nonaccrual loans and leases (GAAP)	D	$609	$602	$578	$574	$505

Allowance for loans and lease losses to loans and leases (GAAP)	A/C	1.32%	1.30%	1.32%	1.31%	1.27%
Allowance for credit losses to loans and leases (Non-GAAP)	B/C	1.45%	1.43%	1.44%	1.41%	1.40%

Allowance for loans and lease losses to nonperforming loans and leases (GAAP)	A/D	135%	136%	142%	143%	156%
Allowance for credit losses to nonperforming loans and leases (Non-GAAP)	B/D	148%	149%	155%	155%	171%
Numbers may not total due to rounding.

CONSOLIDATED NON-GAAP TO GAAP RECONCILIATION
Quarterly, Unaudited

($s in millions)

	1Q25	4Q24	3Q24	2Q24	1Q24
Adjusted Pre-provision Net Revenue (PPNR)
Pre-tax income (GAAP)	$285	$210	$281	$260	$254
Plus notable items (pretax) (GAAP) (a)	6	94	14	5	15
Adjusted Pre-tax income (non-GAAP)	$290	$304	$296	$265	$269
Plus provision expense (GAAP)	40	10	35	55	50
Adjusted Pre-provision net revenue (PPNR) (non-GAAP)	$330	$314	$331	$320	$319
Taxable-equivalent adjustment	3	4	4	4	4
Pre-provision net revenue-Taxable-equivalent (Non-GAAP)	$334	$318	$335	$324	$323
(a)     Adjusted for those notable items relevant to the amount being adjusted, as detailed on page 8.
Numbers may not total due to rounding.

	1Q25	4Q24	3Q24	2Q24	1Q24
Adjusted personnel expense excluding deferred compensation expense
Personnel expense (GAAP)	$279	$276	$282	$279	$301
Plus notable items (pretax) (GAAP) (a)	—	(2)	(1)	(1)	(5)
Adjusted personnel expense (non-GAAP)	$279	$274	$281	$279	$295
Less deferred compensation expense (GAAP)	(3)	1	6	3	9
Adjusted personnel expense excluding deferred compensation expense (non-GAAP)	$282	$272	$275	$276	$286
(a)     Adjusted for those notable items relevant to the amount being adjusted, as detailed on page 8.
Numbers may not total due to rounding.

GLOSSARY OF TERMS
Common Equity Tier 1 Ratio: Ratio consisting of common equity adjusted for certain unrealized gains/(losses) on available-for-sale securities, less disallowed portions of goodwill, other intangibles, and deferred tax assets as well as certain other regulatory deductions divided by risk-weighted assets.

Fully Taxable Equivalent (“FTE”): Reflects the amount of tax-exempt income adjusted to a level that would yield the same after-tax income had that income been subject to taxation.

Tier 1 Capital Ratio: Ratio consisting of shareholders’ equity adjusted for certain unrealized gains/(losses) on available-for-sale securities, plus qualifying portions of noncontrolling interests, less disallowed portions of goodwill, other intangible assets, and deferred tax assets as well as certain other regulatory deductions divided by risk-weighted assets.

Key Ratios
Return on Average Assets: Ratio is annualized net income to average total assets.

Return on Average Common Equity: Ratio is annualized net income available to common shareholders to average common equity.

Return on Average Tangible Common Equity: Ratio is annualized net income available to common shareholders to average tangible common equity.

Noninterest Income as a Percentage of Total Revenue: Ratio is noninterest income excluding securities gains/(losses) to total revenue - taxable equivalent excluding securities gains/(losses).

Efficiency Ratio: Ratio is noninterest expense to total revenue - taxable equivalent excluding securities gains/(losses).

Leverage Ratio: Ratio is tier 1 capital to average assets for leverage.

Asset Quality - Consolidated Key Ratios
Nonperforming loans and leases ("NPL") %: Ratio is nonaccruing loans and leases in the loan portfolio to total period-end loans and leases.

Net charge-offs %: Ratio is annualized net charge-offs to total average loans and leases.

Allowance / loans and leases: Ratio is allowance for loan and lease losses to total period-end loans and leases.

Allowance / Nonperforming loans and leases: Ratio is allowance for loan and lease losses to nonperforming loans and leases in the loan portfolio.

Operating Segments
Commercial, Consumer, and Wealth segment: Offers financial products and services, including traditional lending and deposit taking, to commercial and consumer clients primarily in the southern U.S. and other selected markets. Commercial, Consumer & Wealth also consists of lines of business that deliver product offerings and services with niche industry knowledge including asset-based lending, commercial real estate, equipment finance/leasing, energy, international banking, healthcare, and transportation and logistics. Additionally, Commercial, Consumer & Wealth provides investment, wealth management, financial planning, trust and asset management services for consumer clients as well as delivering treasury management solutions, loan syndications, and corporate banking services.

Wholesale segment: Consists of lines of business that deliver product offerings and services with differentiated industry knowledge. Wholesale’s lines of business include mortgage warehouse lending, franchise finance, correspondent banking, and mortgage. Additionally, Wholesale has a line of business focused on fixed income securities sales, trading, underwriting, and strategies for institutional clients in the U.S. and abroad, as well as loan sales, portfolio advisory services, and derivative sales.

Corporate segment: Consists primarily of corporate support functions including risk management, audit, accounting, finance, executive office, and corporate communications. Shared support services such as human resources, marketing, properties, technology, credit risk and bank operations are allocated to the activities of Commercial, Consumer & Wealth, Wholesale and Corporate. Additionally, the Corporate segment includes centralized management of capital and funding to support the business activities of the company including management of balance sheet funding, liquidity, and capital management and allocation. The Corporate segment also includes the revenue and expense associated with run-off businesses such as pre-2009 mortgage banking elements, run-off consumer and trust preferred loan portfolios, and other exited businesses.